INCOME
OPPORTUNITIES
FUND 2000, INC.









FUND LOGO









Semi-Annual Report

June 30, 1997




This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 2000, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 2000, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





INCOME OPPORTUNITIES FUND 2000, INC.



The Benefits and
Risks of
Leveraging


Income Opportunities Fund 2000, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

DEAR SHAREHOLDER


For the six months ended June 30, 1997, Income Opportunities Fund 2000, Inc. earned $0.303 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 6.16%, based on a month-end net asset value of $9.91 per share. Over the same period, the Fund's total investment return was +3.17%, based on a change in per share net asset value from $9.87 to $9.91, and assuming reinvestment of $0.250 per share income dividends.

Investment Activities
Federal Reserve Board (FRB) Chairman Alan Greenspan indicated that the acceptable, or noninflationary, level of economic growth is in the range of 2%--2.5%. With first-quarter 1997 gross domestic product (GDP) reported at 5.8%, three of the last four quarters were substantially above the targeted range. Although recent economic data indicates more moderate growth for the second quarter of 1997, it seems inevitable that economic growth for 1997 will end up at the upper range of the band.

GDP growth is largely contingent on consumer spending, and real consumer spending rose 6.4% in the first quarter of 1997, the fastest pace in nine years. By comparison, consumer spending in 1996 was 2.6%. Behind consumer spending is the rise in consumer confidence to its highest level since 1969. In turn, this reflects the lowest unemployment rate (4.8%) in nearly 24 years and the unprecedented strength of the stock market which continues to set new record highs.

Interestingly, this environment has not yet led to a period of inflation. Inflation is at a 31-year low. Despite a tight labor market, the employment cost index rose just 0.6% in the first quarter of 1997 and is up just 2.9% from one year ago. This is near the slowest compensation growth rate in 50 years. Similarly, the Consumer Price Index and the Producer Price Index rose just 2.5% and 0.1%, respectively, for the past 12 months.

Strong economic growth with no inflation is the best of both worlds. Although we may be on the threshold of a new paradigm regarding the level of noninflationary growth, there are risks ahead that could trigger inflation. The FRB must keep a vigilant eye on aggregate consumer demand and the tight labor markets, which could lead to demand pull or cost push inflation. So far, the FRB seems committed to keeping the current economic expansion going, which is now in its seventh year, while maintaining a tough posture on inflation. Interest rates fluctuated during the six-month period ended June 30, 1997, but ended the period essentially unchanged from the start of the year. All across the maturity curve--one year--30 years-- interest rates moved higher by just 15 basis points (0.15%) to 20 basis points. Interestingly, short-term interest rates--three-month and six-month securities--were actually lower by a few basis points reflecting eased investor concerns that the FRB would raise interest rates to slow the economy.

Portfolio Strategy
In our December 31, 1996 annual shareholder letter, we mentioned that our taxable earnings were in excess of the dividend payout and that, barring an interest rate hike by the FRB, a dividend increase would be warranted in 1997. At the Fund's July 9, 1997 board meeting, a dividend increase of 35 basis points was approved bringing the dividend to a 6.35% annual dividend based on the original offering price of $10.00. With the FRB leaving interest rates unchanged at its July 1, and July 2, 1997 Federal Open Market Committee meeting, the increase is likely to hold throughout 1997. Another added feature of the Fund is the 25 basis point (0.25%) management fee reduction scheduled for this December. The portfolio yield increased for several reasons. Borrowing costs remained stable allowing for the leverage to contribute to income. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Prepayment speeds have slowed, increasing the yield on many of the collaterized mortgage obligation positions. In addition, we collected sizable prepayment penalties on some commercial mortgage-backed securities. Portfolio yield aside, our primary investment strategy remains to return to a $10.00 per share net asset value by year-end 2000. As such we continue to shift into securities that offer an attractive yield and a more definite cash flow structure that reduces prepayment and extension risks. At this time, in the current interest rate environment, the portfolio is on track to reach its net asset value target at the Fund's termination date.

In Conclusion
We thank you for your continued investment in Income Opportunities Fund 2000, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and
Portfolio Manager

July 25, 1997






Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
IFT




SCHEDULE OF INVESTMENTS
                   S&P     Moody's        Face                                                              Value     Percent of
                  Rating   Rating        Amount                   Issue                          Cost     (Note 1a)   Net Assets
Adjustable Rate*   A        BBB+++++ $ 1,170,632  Resolution Trust Corp., REMIC (5)
Mortgage-Backed                                   91-M4-B, 7.75% due 2/25/2020              $  1,187,409  $  1,175,388    1.1%
Obligations**--                                   Ryland Trust, REMIC (5):
London Interbank   AA       Aa2        7,000,000    92-9-B, 7.785% due 7/25/2022               7,065,584     7,035,000    6.4
Offered Rate       AA       Aa2        7,000,000    92-10-B, 7.698% due 8/25/2022              7,068,677     7,025,156    6.4
Indexed                                           Sears Mortgage Securities Corp.,
Obligations                                       REMIC (5):
                   AAA      A1         2,937,422    91-M-A2, 6.937% due 11/25/2021             2,953,423     2,963,124    2.7
                   AA       Aaa        1,855,160    92-18-A2, 7.318% due 9/25/2022             1,894,706     1,908,206    1.7
                   NR+++    A1         2,020,790    92-2-A1, 7.752% due 12/25/2024             2,054,241     2,066,257    1.9

                                                  Total Investments in Adjustable Rate
                                                  Mortgage-Backed Obligations                 22,224,040    22,173,131   20.2

Fixed Rate         AAA++++  Aaa        3,851,684  American Southwest Financial Securities
Mortgage-Backed                                   Corp.,95-C1-A1A, 7.30% due 10/17/2001        3,917,843     3,909,459    3.6
Obligations**      AA       AA++       5,766,000  Blackrock Capital Finance L.P., 96-C2-B,
                                                  7.747% due 11/15/2026++++++ (a)              5,822,715     5,838,075    5.3
                   AAA++    Aaa       15,000,000  Debartolo Corp., A2, 7.48% due
                                                  5/15/2001++++++                             15,469,162    15,393,750   14.1
                   NR+++    NR+++        386,352  Federal Home Loan Mortgage Association,
                                                  Pool #80294, 5% due 10/01/2000                 372,769       370,952    0.3
                   NR+++    NR+++      6,686,000  Federal Home Loan Mortgage Association,
                                                  REMIC (5) 1589-D, 6.25% due 8/15/2021
                                                  (c)(1)                                       6,691,608     6,552,280    6.0
                                                  Federal National Mortgage Association,
                                                  Pool:
                   NR+++    NR+++        501,036    #199718, 5.50% due 8/01/2000 (1)             489,372       485,073    0.4
                   NR+++    NR+++        662,994    #227383, 5.50% due 9/01/2000 (1)             646,730       641,871    0.6
                   NR+++    NR+++        351,522    #50932, 5.50% due 11/01/2000 (1)             342,515       340,323    0.3
                   NR+++    NR+++      6,614,833    #50917, 6% due 11/01/2000 (1)              6,544,551     6,524,144    6.0
                   NR+++    NR+++        416,468    #241824, 5.50% due 12/01/2000                405,731       403,200    0.4
                   NR+++    NR+++     12,000,000    #160160, 7.778% due 7/01/2001 (1)         12,774,618    12,444,375   11.4
                   NR+++    NR+++      3,772,298    #73046, 7.60% due 10/01/2001 (1)           3,734,575     3,831,240    3.5
                   NR+++    NR+++      5,469,561    #73059, 8.375% due 12/01/2001 (1)          5,735,107     5,739,621    5.2
                   NR+++    NR+++      3,173,124    #73181, 7.14% due 9/01/2002 (1)            3,153,292     3,202,872    2.9
                                                  Federal National Mortgage Association,
                                                  REMIC (5)(1):
                   NR+++    NR+++      4,135,022    92-122-PG, 7.50% due 12/01/1998 (a)        4,159,843     4,167,316    3.8
                   NR+++    NR+++      4,472,673    94-M2-A, 6.625% due 2/25/2001              4,292,466     4,433,537    4.0
                   NR+++    NR+++     14,094,037    G-92-39-Z, 7% due 10/25/2016 (b)          14,140,911    13,961,835   12.7
                   NR+++    NR+++      5,000,000    97-7-PK, 6.50% due 10/18/2017 (b)          5,004,710     4,956,250    4.5
                   NR+++    AAA++      5,000,000  Paine Webber Mortgage Acceptance Corp.,
                                                  CMO (4) 96-M1-A1, 6.80% due
                                                  1/02/2012++++++ (b)                          5,049,020     5,025,000    4.6
                                                  Resolution Trust Corporation, REMIC (5):
                   AA       AA+++++    4,408,071    93-C2-B, 7.75% due 7/01/2000 (b)           4,544,554     4,441,131    4.1
                   AAA      AA+++      1,049,593    92-C5-B, 6.90% due 5/25/2002 (a)           1,054,353     1,046,969    1.0
                   AA       AA+++      1,175,592    92-CHF-B, 7.15% due 12/25/2020 (a)         1,188,167     1,177,245    1.1
                   A+++++   A2         2,097,669    92-C7-B, 7.15% due 6/25/2023 (a)           2,118,915     2,106,847    1.9
                   AA-++++  A2           585,844    92-C6-B, 7.70% due 7/25/2024 (a)             598,827       589,231    0.5
                   AA++     Aa2        5,000,000  Town & Country Funding Corporation,
                                                  CMO (4), 5.85% due 8/15/1998                 4,988,200     4,946,094    4.5
                   AAA      AAA++++   11,025,000  Vornado Finance Corp., CMO (4), 6.36%
                                                  due 12/01/2000                               9,980,621    10,863,076    9.9

                                                  Total Investments in Fixed Rate
                                                  Mortgage-Backed Obligations                123,221,175   123,391,766  112.6

Derivative                                        Federal National Mortgage Association,
Mortgage-Backed                                   REMIC (5):
Obligations**--    NR+++    NR+++      6,747,910    93-221-JD, 6% due 11/25/2006 (a)             654,200       594,660    0.5
Interest           NR+++    NR+++      5,278,328    94-23-PN, 6% due 7/25/2017 (a)               793,032       723,708    0.7
Only (2)           NR+++    Aaa       47,841,472  Fund America Investors Corporation II,
                                                  CMO (4) 93-E-SIO, 0.50% due 9/25/2023          638,817       334,842    0.3
                   AAA++++  Aaa       18,510,541  Mortgage Capital Fund Inc., REMIC (5)
                                                  94-MC1-I1, 1.044% due 6/25/2019                575,858       135,127    0.1
                                                                                            ------------  ------------  ------
                                                                                               2,661,907     1,788,337    1.6

Derivative                                        Federal Home Loan Mortgage Corporation,
Mortgage-Backed                                   REMIC (5):
Obligations**--    NR+++    NR+++      4,158,144    1557-S, 3.083% due 8/15/1998               3,852,781     3,995,717    3.6
Inverse            NR+++    NR+++         86,094    1330-I, 8.82% due 9/15/1999                   81,359        81,870    0.1
Floaters (3)       NR+++    NR+++      3,395,032    1743-S, 5.40% due 8/15/2001                2,850,766     3,131,917    2.9
                   NR+++    NR+++      9,150,000  Federal National Mortgage Association,
                                                  REMIC (5) 93-227-S, 3.698% due
                                                  12/25/2000                                   6,567,281     7,731,750    7.1
                                                                                            ------------  ------------  ------
                                                                                              13,352,187    14,941,254   13.7

                                                  Total Investments in Derivative
                                                  Mortgage-Backed Obligations                 16,014,094    16,729,591   15.3

                                                  Total Investments in Mortgage-Backed
                                                  Obligations                                161,459,309   162,294,488  148.1

                                                  Total Investments                         $161,459,309   162,294,488  148.1
                                                                                            ============
                                                  Liabilities in Excess of Other Assets                    (52,706,851) (48.1)
                                                                                                          ------------  ------
                                                  Net Assets                                              $109,587,637  100.0%
                                                                                                          ============  ======

                   Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates.
                   Corresponding average life estimates for bonds are as follows:
                (a)0-2 years.
                (b)2-4 years.
                (c)4-6 years.
                  *Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
                 **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                (1)All or a portion of the security represents collateral in connection with Reverse Repurchase Agreements (Note 5).
                (2)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                (3)Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
                (4)Collateralized Mortgage Obligation.
                (5)Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
                +++Not Rated.
                 ++Rating of issue is by Fitch Investors Service.
               ++++Rating of issue is by Duff & Phelps.
             ++++++The security may be offered and sold to "qualified
                   institutional buyers" under Rule 144A of the Securities Act of 1933.


                   See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$161,459,309) (Note 1a)                         $162,294,488
                    Receivables:
                      Interest                                                             $  1,087,078
                      Principal paydowns                                                        183,520        1,270,598
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       9,753
                    Prepaid expenses and other assets                                                              6,223
                                                                                                            ------------
                    Total assets                                                                             163,581,062
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 53,079,000
                      Interest expense (Note 5)                                                 456,223
                      Investment adviser (Note 2)                                                47,725
                      Securities purchased                                                       24,913       53,607,861
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       385,564
                                                                                                            ------------
                    Total liabilities                                                                         53,993,425
                                                                                                            ------------

Net Assets:         Net assets                                                                              $109,587,637
                                                                                                            ============

Capital:            Capital stock, $0.10 par value, 200,000,000 shares authorized                           $  1,105,773
                    Paid-in capital in excess of par                                                         106,408,040
                    Undistributed investment income--net                                                       3,669,093
                    Accumulated realized capital losses on investments--net (Note 6)                          (2,430,448)
                    Unrealized appreciation on investments--net                                                  835,179
                                                                                                            ------------
                    Net assets--Equivalent to $9.91 per share based on 11,057,727
                    shares outstanding (market price--$9.1875)                                              $109,587,637
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  5,406,522
(Note 1d):          Other income                                                                                 223,281
                                                                                                            ------------
                    Total income                                                                               5,629,803
                                                                                                            ------------

Expenses:           Interest expense (Note 5)                                              $  1,504,239
                    Investment advisory fees (Note 2)                                           296,570
                    Professional fees                                                            40,268
                    Accounting services (Note 2)                                                 35,296
                    Directors' fees and expenses                                                 19,298
                    Printing and shareholder reports                                             15,827
                    Transfer agent fees                                                          11,422
                    Custodian fees                                                                7,602
                    Amortization of organization expenses (Note 1e)                               4,659
                    Pricing fees                                                                    292
                    Other                                                                        21,877
                                                                                           ------------
                    Total expenses                                                                             1,957,350
                                                                                                            ------------
                    Investment income--net                                                                     3,672,453
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            301,546
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (883,043)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  3,090,956
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.




STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                             June 30,        December 31,
                    Increase (Decrease) in Net Assets:                                         1997              1996
Operations:         Investment income--net                                                 $  3,672,453     $  7,339,940
                    Realized gain on investments--net                                           301,546        3,632,680
                    Change in unrealized appreciation on investments--net                      (883,043)      (4,956,250)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,090,956        6,016,370
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                   (2,769,797)      (6,532,946)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,769,797)      (6,532,946)
                                                                                           ------------     ------------

Capital Stock       Net decrease in net assets derived from capital stock
Transactions        transactions                                                             (1,583,324)      (7,962,117)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                             (1,262,165)      (8,478,693)
                    Beginning of period                                                     110,849,802      119,328,495
                                                                                           ------------     ------------
                    End of period*                                                         $109,587,637     $110,849,802
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,669,093     $  2,766,437
                                                                                           ============     ============

                    See Notes to Financial Statements.



STATEMENT OF CASH FLOWS
                    For the Six Months Ended June 30, 1997
Cash Provided by    Net increase in net assets resulting from operations                                    $  3,090,956
Operating           Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating
                      Decrease in receivables                                                                    106,882
                      Decrease in other liabilities                                                             (323,581)
                      Realized and unrealized loss on investments--net                                           581,497
                      Amortization of premium and discount--net                                                  579,601
                                                                                                            ------------
                    Net cash provided by operating activities                                                  4,035,355
                                                                                                            ------------

Cash Used for       Proceeds from principal payments and sales of long-term securities                        12,272,008
Investing           Purchases of long-term securities                                                        (15,848,408)
Activities:         Purchases of short-term investments.                                                     (82,477,000)
                    Proceeds from sales and maturities of short-term investments                              83,730,500
                                                                                                            ------------
                    Net cash used for investing activities                                                    (2,322,900)
                                                                                                            ------------

Cash Used for       Cash receipts from borrowings                                                             12,778,500
Financing           Cash payments on borrowings                                                               (9,480,500)
Activities:         Dividends paid to shareholders                                                            (3,332,637)
                    Cash payments on capital shares repurchased                                               (1,678,032)
                                                                                                            ------------
                    Net cash used for financing activities                                                    (1,712,669)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                            (214)
                    Cash at beginning of period                                                                      214
                                                                                                            ------------
                    Cash at end of period                                                                   $         --
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  2,069,785
Information:                                                                                                ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios            For the
                    have been derived from information provided       Six Months
                    in the financial statements.                        Ended              For the Year Ended
                                                                       June 30,              December 31,
                    Increase (Decrease) in Net Asset Value:             1997++     1996++    1995       1994      1993
Per Share           Net asset value, beginning of period              $   9.87   $   9.83  $   8.51  $  10.00   $   9.64
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .33        .63       .60       .64        .69
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.04)      (.03)     1.27     (1.50)       .36
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .29        .60      1.87      (.86)      1.05
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.56)     (.55)     (.63)      (.63)
                      Realized gain on investments--net                     --         --        --        --++++   (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.25)      (.56)     (.55)     (.63)      (.69)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.91   $   9.87  $   9.83  $   8.51   $  10.00
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 9.1875   $   9.00  $   8.75  $  7.375   $   9.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.89%+++   9.63%    26.77%   (13.91%)     (.64%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   3.17%+++   7.02%    23.42%    (8.11%)    11.43%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense.                                     .84%*      .81%      .89%      .90%       .85%
                                                                      ========   ========  ========  ========   ========
                    Expenses, net of interest expense                     .84%*      .81%      .89%      .90%       .95%
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             3.63%*     3.36%     3.90%     3.05%      2.46%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.81%*     6.46%     6.34%     6.79%      6.84%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $109,588   $110,850  $119,328  $109,879   $135,050
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   4.75%    112.79%    32.78%   109.96%    129.32%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of borrowings, end of period
                    (in thousands)                                    $ 53,079   $ 49,781  $ 53,070  $ 55,195   $ 67,842
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $ 53,236   $ 51,951  $ 56,355  $ 61,771   $ 54,105
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding per
                    share during the period                           $   4.79   $   4.44  $   4.50  $   4.68   $   4.00
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Based on average shares outstanding during the period.
                ++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Income Opportunities Fund 2000, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization ex-penses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets from December 1, 1994 to December 1, 1997, and 0.30% of average weekly net assets from December 1, 1997 through termination of the Fund.

During the six months ended June 30, 1997, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $315 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $7,745,244 and $12,454,817, respectively.

Net realized and unrealized gains as of June 30, 1997 were as follows:



                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $  301,546     $  835,179
                                   ----------     ----------
Total                              $  301,546     $  835,179
                                   ==========     ==========


As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $835,179, of which $2,821,402 related to appreciated securities and $1,986,223 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $161,459,309.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. At June 30, 1997, total paid-in capital amounted to $107,513,813.

During the six months ended June 30, 1997, the Fund repurchased
173,000 shares of capital stock, at an average market price of $9.15, all of which have been retired.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of June 30, 1997, the Fund had entered into reverse repurchase agreements in the amount of $53,079,000. For the six months ended June 30, 1997, the maximum amount entered into was $57,463,500, the average outstanding was approximately $53,236,000, and the daily weighted average interest rate was 5.72%.

6. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $2,697,000, of which $2,492,000 expires in 2002 and $205,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On July 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.0529167 per share, payable on July 31, 1997 to shareholders of record as of July 21, 1997.